UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 08, 2022

CVENT HOLDING CORP.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-39709	98-1560055
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1765 Greensboro Station Place 7th Floor
Tysons, Virginia		22102
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (703) 226-3500

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	CVT	The NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On September 8, 2022, Cvent Holding Corp. (the “Company” or “Cvent”) participated in a non-deal roadshow. In response to a question regarding 2023 consensus expectations around adjusted EBITDA margin, the Company unintentionally referred to the expected adjusted EBITDA margin for 2021 through 2023 disclosed in the registration statement on Form S-4 (the “S-4”) filed in 2021 with the Securities and Exchange Commission (the “SEC”), and stated that it expects average adjusted EBITDA margin expansion to be approximately 50 to 100 basis points annually in the short term. The Company also stated that it has not provided, and is not providing, guidance for 2023, and that the Company is not reaffirming the projections included in the S-4.

The information in Item 7.01 of this Current Report on Form 8-K (the “Current Report”) is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filing, except as shall be expressly set forth by specific reference in such a filing.

The information furnished pursuant to this Item 7.01 contains “forward-looking statements” within the meaning of the safe harbor provisions of the federal securities laws. Certain statements in this Current Report may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 that involve substantial risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, and you can often identify these forward-looking statements by the use of forward-looking words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “estimates,” “anticipates,” “target,” “projects,” “forecasts,” “shall,” “contemplates” or the negative version of those words or other comparable words. Any forward-looking statements contained in this Current Report are based upon Cvent’s historical performance and on its current plans, operating budgets, estimates and expectations in light of information currently available to us. The inclusion of this forward-looking information should not be regarded as a representation by Cvent that the future plans, estimates or expectations contemplated by Cvent will be achieved. Such forward-looking statements are subject to various risks, uncertainties, assumptions and factors that could cause actual results to differ materially from those anticipated, including, but not limited to: the risk that trends stated or implied by this Current Report cannot or will not be sustained at the current pace or may fluctuate, including trends and expectations related to revenue, revenue growth, net loss, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted Free Cash Flow, gross profit, gross margin, expenses, net dollar retention rate, deferred revenue, the COVID-19 pandemic, customer demand, the return to in-person events, demand for an integrated platform, and macroeconomic conditions; the risk that the current trends and market dynamics, combined with the Company’s diversified offering, do not ultimately result in a stronger marketplace position; the risk that Adjusted EBITDA margin expansion for the next two to three years will not be as stated in this Current Report; the impact of the current COVID-19 pandemic on customer’s demand for Cvent’s products and services, Cvent’s operations, financial results and on Cvent’s virtual, hybrid and in-person offerings, each of which has been and may continue to be impacted differently by COVID-19; Cvent’s ability to retain and upsell current customers and attract and retain new customers; Cvent’s ability to maintain and expand relationships with hotels and venues; the reliability of third-party and internally generated data and assumptions relating to market opportunity and forecasts of market growth; the competitiveness of the market in which Cvent operates and Cvent’s ability to maintain its market position; Cvent’s ability to attract and retain key employees, including its senior management team; the impact of a disruption of Cvent’s operations, infrastructure or systems, or disruption of the operations, infrastructure or systems of the third parties on which Cvent relies; Cvent’s ability to sell additional solutions to its customers and effectively engage with its customer base; Cvent’s ability to manage its costs and growth effectively; the impact of declines, disruptions or changes in the demand for events and meetings; Cvent’s history of losses and ability to achieve profitability in the future; Cvent’s ability to develop, introduce and market new and enhanced versions of its solutions to meet customer needs and expectations; global economic, geopolitical and market conditions; the effect of COVID-19 on the foregoing; and other factors beyond Cvent’s control.

The Company derives many of its forward-looking statements from its operating budgets and forecasts, which are based on many detailed assumptions. While the Company believes that its assumptions are reasonable, the Company cautions that it is very difficult to predict the impact of known factors, and it is impossible for the Company to anticipate all factors that could affect its actual results. All written and oral forward-looking statements attributable to the Company, or persons acting on the Company’s behalf, are expressly qualified in their entirety by these cautionary statements as well as other cautionary statements that are made from time to time in its other SEC filings and public communications, including its most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q, including in the “Risk Factors” section of those filings. Actual results may differ materially. Investors should evaluate all forward-looking statements in the context of these risks and uncertainties.

The forward-looking statements included herein are made only as of the date hereof, based on current estimates, expectations, observations and trends. The Company undertakes no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CVENT HOLDING CORP.

Date:	September 9, 2022	By:	/s/ William J. Newman, III
William J. Newman, III SVP, Chief Financial Officer